Dreyfus California

Tax Exempt Money Market Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Tax-Exempt Money Market Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Yields on tax-exempt money market instruments rose in general over the past six months. However, because of supply-and-demand influences that are unique to the tax-exempt markets, yields of tax-exempt money market instruments did not rise as much as their taxable counterparts. Amid signs that its previous rate hikes had begun to slow the economy, the Federal Reserve Board refrained from raising rates further at its meetings in June and August. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above long-term averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus California Tax-Exempt Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus California Tax-Exempt Money Market Fund perform during the period?

For the six-month period ended September 30, 2000, the fund produced an annualized tax-exempt yield of 3.09% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.13%.(1) A continuing decline in the volume of new short-term securities from California issuers constrained the rise of tax-exempt money market yields relative to their taxable counterparts during the reporting period.

What is the fund's investment approach?

The fund seeks high current federal and California state tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our efforts to preserve capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from California issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe to be supply-and-demand changes in California' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with then current higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the fund' s average maturity. If we anticipate limited new-issue supply, we may extend the fund' s average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by rising interest rates. When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates by 0.50 percentage points at its May meeting. However, tax-exempt yields later declined modestly when the Fed did not change interest rates at subsequent meetings. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's rate hikes could be at or near an end.

Despite slower growth, the continuing strength of the U.S. economy helped keep tax-exempt money market yields relatively low compared to taxable money market instruments. California enjoyed higher tax revenues, curtailing the state's need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. In fact, California did not issue any revenue anticipation notes in 2000, which marks the first time in 20 years that the state has not issued these securities. At the same time, demand for tax-exempt money market instruments has been strong from California residents seeking to protect their wealth from stock market volatility. When demand rises and supply falls, prices of existing fixed-income securities tend to move higher.

In this environment, we generally maintained a longer average maturity than our peer group. When it appeared likely in the summer that yields might fall, we increased our holdings of fixed-rate commercial paper and reduced our holdings of variable rate demand notes (VRDNs), which feature floating rates that are reset daily or weekly. This change was designed to lock in prevailing yields for as long as practical.


What is the fund's current strategy?

In our view, yields may decline further if the current economic slowdown continues. Accordingly, we have maintained the fund's average maturity at a point that is longer than the average for our peer group. However, we currently believe it is likely that we may allow the fund's average maturity to decline naturally as holdings mature over the next several months. In our opinion, this strategy can allow us to make more funds available for new investments in the fourth quarter of 2000, when we expect yields to rise temporarily in response to year-end pressures. If yields should rise, we would then consider re-extending the fund' s average maturity in order to lock in higher rates. Of course, markets, strategy and portfolio composition can change at any time.

October 16, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.8%                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--87.2%

Anaheim Housing Authority, MFHR, Refunding

  VRDN (Sage Park Project)

   4.45%, Series A (LOC; FNMA)                                                                2,000,000  (a)           2,000,000

State of California:

   3.60%, Series BJ, 6/1/2001                                                                 5,000,000                4,978,629

   CP 3.95%, 10/19/2000 (Liquidity

      Facility: Bayerische Landesbank, Commerzbank,

      Credit Agricole-Indosuez, Credit Locale de

      France, Landesbank Hessen, Morgan Guaranty

      Trust Co., State Street Bank and Trust, Toronto

      Dominion Bank and Westdeutsche Landesbank)                                              5,000,000                5,000,000

   GO Notes 7%, 3/1/2001                                                                      1,500,000                1,517,633

California Community College Finance Authority

   TRAN 5%, Series B, 8/3/2001                                                                3,500,000                3,522,306

California Educational Facility Authority, Revenues

  VRDN (San Francisco Conservatory)

  4.50% (Corp. Guaranty; California State Teachers

   Retirement System)                                                                         3,000,000  (a)           3,000,000

California Health Facilities Finance Authority, HR

  VRDN (Adventist)

  4.75%, Series B (Insured; MBIA and Liquidity

   Facility; California State Teachers Retirement System)                                     2,000,000  (a)           2,000,000

California Housing Finance Agency

  Home Mortgage Revenue:

      3.90%, Series W, 10/1/2001                                                              2,900,000                2,900,000

      VRDN 2.60%, Series C (Corp. Guaranty;

         California State Teachers Retirement System

         and LOC; Commerzbank)                                                                4,000,000  (a)           4,000,000

California Pollution Control Finance Authority, PCR

  CP (Southern California Edison)

  3.50%, Series C, 10/12/2000

   (Corp. Guaranty; Southern California Edison)                                               5,400,000                5,400,000

California Public Capital Improvements Financing

  Authority, Revenue (Pooled Project)

  3.95%, Series C, 12/15/2000 (LOC; National

   Westminster Bank)                                                                          9,000,000                9,000,000

California School Cash Reserve Program Authority

  Revenue 5.25%, Series A, 7/3/2001

   (Insured; AMBAC)                                                                           2,000,000                2,014,149


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

City of Daly Housing Development Financing Agency

  Multi-Family Revenue, Refunding, VRDN

  (Serramonte Del Ray)

   4.30%, Series A (LOC; FNMA)                                                               10,000,000  (a)          10,000,000

Garden Grove Housing Authority

  Multi-Family Revenue

  VRDN (Valley View-Senior Villas Project)

   5%, Series A (LOC; Wells Fargo Bank)                                                       3,200,000  (a)           3,200,000

Kings County Housing Authority, MFHR, Refunding

  VRDN (Edgewater Isle Apartments)

   4.35%, Series A (LOC; Wells Fargo Bank)                                                    6,155,000  (a)           6,155,000

City of Los Angeles, Multi-Family Revenue, VRDN

  (Moutainback Apartments)

   4.35%, Series B (LOC; Banco Santander)                                                     1,840,000  (a)           1,840,000

Los Angeles County Metropolitan Transportation

  Authority, CP, Sales Tax Revenue

  4%, 10/13/2000 (Insured: Bank of America, Bayerische

  Landesbank, Credit Agricole-Indosuez, Helaba Bank

   and Morgan Guaranty Trust Co.)                                                             2,000,000                2,000,000

Los Angeles County Public Works Financing Authority

  LR, Refunding (Master Refunding Project)

   5%, Series A, 3/1/2001 (Insured; FSA)                                                      3,000,000                3,014,832

Los Angeles Department of Water and Power

  Electric Plant Revenue, VRDN (Second Issue)

  4.45%, Series D (Liquidity Facility; Toronto-Dominion

   Bank)                                                                                      8,000,000  (a)           8,000,000

Los Angeles Industrial Development Authority

  Empowerment Zone Facilities Revenue

  VRDN (AAA Packing and Shipping Project)

  4.40% (Corp. Guaranty; California State Teachers

   Retirement System)                                                                         3,000,000  (a)           3,000,000

Metropolitan Water District of Southern California

   VRDN 3.65%, Series B                                                                       2,200,000  (a)           2,200,000

   Waterworks Revenue:

      CP 4%, Series A, 12/14/2000 (LOC; Westdeutsche

      Landesbank)                                                                             7,100,000                7,100,000

Newport Beach, Revenues, VRDN

   (Hoag Memorial Presbyterian Hospital) 5.40%                                                5,000,000  (a)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Orange County:

  Apartment Development Revenue, VRDN

    (Laguna Summit Apartments)

      4.65%, Series X (Insured; FGIC)                                                         8,500,000  (a)           8,500,000

   Public Finance Authority, Waste Management

      System Revenue, Refunding

      5%, 12/1/2000 (Insured; Ambac)                                                          1,360,000                1,361,254

Port Oakland, Revenue, VRDN

  Merlots

  5.75%, Series JJ (Insured; FGIC and

   Liquidity Facility; First Union National Bank)                                             4,680,000  (a)           4,680,000

Sacramento Redevelopment Agency

  Tax Allocation Revenue, Refunding

  (Merged Downtown Redevelopment Project)

   4%, 11/1/2000 (Insured; FSA)                                                               1,000,000                1,000,019

San Bernardino County, LR, Prerefunded

  (Capital Facilities Project)

  7%, Series B, 8/1/2001 (Escrowed in; U.S.

   Government Securities)                                                                     1,000,000                1,045,321

San Francisco Bay Area, Rapid Transit Distribution

  Revenue:

  3.65%, Series C, 11/14/2000 (LOC; Morgan

      Guaranty Trust Company Co.)                                                             1,000,000                1,000,000

   3.70%, Series C, 11/14/2000 (LOC; Morgan

      Guaranty Trust Company Co.)                                                             1,000,000                1,000,000

   3.75%, Series C, 11/14/2000 (LOC; Morgan

      Guaranty Trust Company Co.)                                                             1,000,000                1,000,000

City of San Jose, MFHR, Refunding, VRDN

   (Kimberly Woods Apartments)

   4.30%, Series A (LOC; Federal Home Loan Banks)                                             6,000,000  (a)           6,000,000

Santa Ana Community Redevelopment Agency

  Tax Allocation Revenue, Prerefunded

  (Santa Ana Redevelopment Project Area)

  6.50%, Series B, 12/15/2000 (Escrowed in; U.S.

   Government Securities)                                                                     2,000,000                2,050,862

Stanislaus County, Office of Education

   TRAN 5%, 8/10/2001                                                                         3,000,000                3,026,074


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


CALIFORNIA (CONTINUED)

Tustin Improvement Bond Act 1915

  Reassessment District Number 95-2-A

  Special Assessment Revenue, VRDN

   4.75% (LOC; Kredietbank)                                                                   2,500,000  (a)           2,500,000

University, Revenues, Refunding

  (Multiple Purpose Project)

   6.20%, 9/1/2001 (Insured; MBIA)                                                            6,675,000                6,805,304

Victory Valley, Union High School District

   TRAN 5%, 7/12/2001                                                                         2,000,000                2,011,937

U.S. RELATED--13.6%

Commonwealth of Puerto Rico Government

  Development Bank, CP:

      3.55%, 10/26/2000                                                                       2,920,000                2,920,000

      4.50%, 10/27/2000                                                                       4,000,000                4,000,000

      4%, 12/18/2000                                                                          2,000,000                2,000,000

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Transportation

  Revenue, VRDN

  4.50%, Series A (Insured; AMBAC and Liquidity

   Facility; Bank of Nova Scotia)                                                            10,300,000  (a)          10,300,000

Commonwealth of Puerto Rico, Public Improvement

  GO Notes

   5.50%, Series B, 7/1/2001 (Insured; AMBAC)                                                   400,000                  404,778

Virgin Islands Public Finance Authority

  Revenue, Prerefunded

  7.30%, Series A, 10/1/2000 (Escrowed in; U.S.

   Government Securities)                                                                     2,110,000                2,131,100
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $160,578,319)                                                            100.8%              160,579,198

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)               (1,320,715)

NET ASSETS                                                                                       100.8%              159,258,483

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond Assurance

                         Corporation

CP                   Commercial Paper

FGIC                 Financial Guaranty Insurance

                         Company

FNMA                 Federal National Mortgage

                         Association

FSA                  Financal Security Assurance

GO                   General Obligation

HR                   Hospital Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance

                         Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

TRAN                 Tax and Revenue Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A2                             88.0

AAA/AA( b)                       Aaa/Aa( b)                      AAA/AA( b)                                       12.0

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  AT  SEPTEMBER  30,  2000,  THE FUND HAD  $44,595,000  (28.0% OF NET ASSETS)
     INVESTED  IN  SECURITIES  WHOSE  PAYMENT OF  PRINCIPAL  AND OF  INTEREST IS
     DEPENDENT UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           160,578,319   160,579,198

Cash                                                                    608,527

Interest receivable                                                   1,066,742

Prepaid expenses and other assets                                        39,308

                                                                    162,293,775
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,836

Payable for investment securities purchased                           2,900,000

Accrued expenses and other liabilities                                   42,456

                                                                      3,035,292
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      159,258,483
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,317,902

Accumulated net realized gain (loss) on investments                    (60,298)

Accumulated gross unrealized appreciation of investments                    879
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      159,258,483
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    159,379,646

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,104,648

EXPENSES:

Management fee--Note 2(a)                                              412,185

Shareholder servicing costs--Note 2(b)                                  83,001

Professional fees                                                       19,526

Trustees' fees and expenses--Note 2(c)                                  14,753

Custodian fees                                                           8,583

Registration fees                                                        6,490

Prospectus and shareholders' reports                                     2,395

Miscellaneous                                                            6,253

TOTAL EXPENSES                                                         553,186

INVESTMENT INCOME--NET                                               2,551,462
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  2,907

Net unrealized appreciation (depreciation) on investments                  879

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   3,786

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,555,248

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                      September 30, 2000          Year Ended

                                              (Unaudited)      March 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,551,462           4,260,364

Net realized gain (loss) from investments           2,907               8,135

Net unrealized appreciation (depreciation)
        of investments                                 879                 --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,555,248           4,268,499
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,551,462)          (4,260,364)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 141,908,630         361,109,472

Dividends reinvested                            1,800,890           2,767,290

Cost of shares redeemed                     (147,764,327)        (394,794,925)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (4,054,807)         (30,918,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,051,021)         (30,910,028)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           163,309,504          194,219,532

END OF PERIOD                                 159,258,483          163,309,504

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended

                                        September 30, 2000                                Year Ended March 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .016          .024          .026          .029           .028          .030

Distributions:

Dividends from investment
   income--net                                      (.016)        (.024)        (.026)         (.029)        (.028)        (.030)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.11(a)         2.43          2.59           2.91          2.80          3.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .67(a)          .68           .66            .69           .66          .64

Ratio of net investment income
   to average net assets                           3.08(a)         2.40          2.56           2.88          2.77         3.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     159,258      163,310       194,220        194,213       226,548      252,985

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $63,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $21,000 of the carryover expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.

During the period ended September 30, 2000, the fund reclassified $30,474 between accumulated net realized gain (loss) on investments and paid-in capital due to the expiration of capital loss carryovers. The results of operations and net assets were not affected by the reclassification.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $54,267
pursuant    to    the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $21,106 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                                                           For More Information

                        Dreyfus California Tax Exempt

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2000 Dreyfus Service Corporation                                   357SA009